                                                                   EXHIBIT 10.12

**INDICATES INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. ASTERISKS APPEAR ON PAGE 4 OF THIS EXHIBIT.

SERVICE ORDER                                                           CORSERV
--------------------------------------------------------------------------------

This Service Order ("Order") is subject to the terms and conditions agreed between ebaseOne and Client in the Application Services Provision Agreement, and all Amendments, Exhibits, and related Service Orders between Client and ebaseOne (collectively "ASPA"). This Order constitutes an amendment to the ASPA under which ebaseOne will provide Services to Client in exchange for the consideration detailed below. All capitalized definitions retain the meaning ascribed to them in the ASPA, unless specifically set forth in this Order. This Order is effective from the last date accompanying the signatures below. The date on which Services are first available to Client ("Service Start Date") serves as the date all Terms are calculated from.

1.0   DESCRIPTION OF SERVICES
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ebaseOne will provide the following specific services to Client:

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TITLE                                                             DESCRIPTION
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
Connectivity                Non dedicated internet connectivity 512kbs, Citrix, Firewall
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Hosting                     1 HP NT server w/512MB RAM, 18GB RAID-1 storage
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Support                     OneCare
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SLAOne                      Service commitments without credits
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

2.0   TERM
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This Order shall remain in effect for two (2) years from the Service Start Date
("Order Initial Term") and, unless terminated in accordance with the ASPA, shall automatically be renewed thereafter on each anniversary of the Service Start Date for subsequent periods of one (1) year ("Order Renewal Term") (unless specifically designated, the "Order Initial Term" and the "Order Renewal Term(s)" are collectively referred to as the "Order Term"). No later than ninety
(90) days prior to the expiration of any Order Term, either party shall give written notice to the other if it will not renew the Order. After provision of such notice, the Services will discontinue and this Order will be complete effective on the expiration of the current Term.

3.0  METHODS
--------------------------------------------------------------------------------
ebaseOne will use industry standard practices to provide the Services. While Client will determine the Services, and the level at which the Services are provided, all decisions on how to provide the Services are at the sole discretion of ebaseOne.

4.0  SERVICE HOURS
--------------------------------------------------------------------------------
There are two types of Service Hours defined for this Order, Application Availability Hours, and Support Hours. Application Availability Hours define the time of day during which ebaseOne makes the Services available to

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Client. Support Hours define the time during which telephone support is available from ebaseOne to Client points of contact.

Service Hours generally available from ebaseOne for the Services defined above are:

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                                  ONECARE(TM) *                  ONECARE PLUS(TM) *             ONECARE PLATINUM(TM) *
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
Availability Hours                   7am - 7 pm                        7am - 7pm                      24 hrs/day
                                  365 days/year                      7 days/week                     7 days/week
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Support Hours                         7am - 7pm                        7am - 7pm                      24 hrs/day
                          Monday through Friday                      7 days/week                     7 days/week
                    Excluding ebaseOne observed
                                       Holidays
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
*All planned Downtime under the OneCare(TM) and OneCare Plus(TM) plans is scheduled outside of the daily Application Availability Service Hours. Planned Downtime under the OneCare Platinum plans is scheduled sometime during the Application Availability Service Hours in such a way as to minimize the impact on Client operations.

Service Hours defined for this Order are:  ONECARE(TM)

Client may, upon provision of sixty (60) days notice to ebaseOne, increase the Service Hours to a higher level. The price for support will be increased to the higher level effective from the first day of the new Service Hours.


5.0  SERVICE LEVELS
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ebaseOne commits to maintaining Service Levels in two primary areas:
Availability and Performance.  Each primary area is measured using standard
ebaseOne metrics in place at the time of measurement.   A variety of factors,
including Client's Application, access method, redundancy, and maintenance of the CA-C all impact ebaseOne's Service Level commitments.

ebaseOne will apply ebaseOne standard metrics to the Services, and set acceptable Availability and Performance levels of Service. The Service Levels established will be the standard by which Availability and Performance are measured. Any substantial change in the CA-C or CA-E may cause the baseline measurements to become unreliable. Such changes include, without limitation, operating system revisions in the CA-C or CA-E, installation of applications in the CA-C unrelated to the Services, addition of more computers to the CA-C, or Application revisions. Upon such change, and at the written request of ebaseOne or Client, ebaseOne will create a new Service Level baseline ("re-baseline") for the revised environment within a mutually agreed timeframe. Upon completion of re-baselining, the new baseline will replace the previous baseline for further measurements.


6.0  UPGRADE FREQUENCY
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An Upgrade is defined as a modification or replacement of Software, Hardware or
Networks designed to add functionality, increase performance, and/or resolve problems. ebaseOne and Client agree to Upgrade the Services as necessary to provide a stable, effective, economical environment. If ebaseOne makes the determination to implement the Upgrade, ebaseOne will work with Client to install the Upgrade in a reasonable, timely fashion. Client agrees to be guided by ebaseOne's determination as regards Upgrades, and provide all cooperation reasonably necessary to install the Upgrade.

7.0  RESPONSIBILITIES
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7.1  EBASEONE
1. ebaseOne will make best efforts to provide the Services in a professional and workmanlike fashion.
2. ebaseOne will notify Client's Manager of planned Downtime within the CA-E no less than 48 hours in advance.

7.2  CLIENT

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1.  Client will manage and maintain all Hardware, Software, Networks and other services within the CA-C necessary for the provision of Services by ebaseOne.
2. Client will establish policies for End User training, Trouble reporting, Internet access, and other areas as necessary to ensure appropriate use of the Services.
3. Client will work in good faith with ebaseOne to provide information and assistance as necessary to maintain the Services and resolve Trouble.
4. Client will maintain on-site staff to provide computer, network or server support and management within the CA-C.
5. Client will maintain security of systems and networks within the CA-C in accordance with standard industry practice.
6. Client will make workspace, telephone, data, and environmental resources available to the staff and sub-contractors of ebaseOne as reasonably necessary for those individuals to perform work while on the Client's site.

7. Client will provide any required help desk services directly to End-Users regarding usage of the Applications and/or Services.

7.3  SHARED
1. Both Parties agree to appoint qualified staff to the position of Manager as necessary to meet their obligations under this Order.
2. Both Parties accept that failures by other parties outside both the CA-C and CA-E may result in Trouble beyond the control of either Party.

8.0  CONTROL AREAS
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8.1  For the purpose of this Service Order, the Control Area for ebaseOne
     ("CA-E") is defined as:
     The ebaseOne Enterprise Application Center (EAC).

8.2 For the purpose of this Service Order, the Control Area for The Client ("CA-C") is defined as:
     The Client's site, computers and local network, and the site computers and the local computers of the client's customers.

9.0  INCENTIVES/REMEDIES
--------------------------------------------------------------------------------

9.1  SLAONE

"Availability Trouble" is defined as any instance where the Services are NOT available for 15 consecutive minutes or more due to Trouble arising within the CA-E. Problems of any duration will not have Remedy Credits. ebaseOne will, however, make best efforts to resolve the problem.

9.2  SLAONE PLUS

"Availability Trouble" is defined as any instance where the Services are NOT available for 15 consecutive minutes or more due to Trouble arising within the CA-E. A Problem of 15 to 60 consecutive minutes in duration will have a ONE HOUR Remedy Credit per affected End User. A Problem with a duration greater than 60 consecutive minutes will have a ONE DAY Remedy Credit per affected End User.

A Client can receive a maximum of FIVE (5) Days of Remedy Credits per affected End User in any single Billing Period.

9.3  SLAONE PLATINUM

"Availability Trouble" is defined as any instance where the Services are NOT available for 5 consecutive minutes or more due to Trouble arising within the CA-E. A Problem of 5 to 60 consecutive minutes in duration will have a ONE HOUR Remedy Credit per affected End User. A Problem with a duration greater than 60 consecutive minutes will have a ONE DAY Remedy Credit per affected End User. OneSafe redundancy and a redundant connection to the EAC is required to implement the SLAOne Platinum option.

A Client can receive a maximum of FIVE (5) Days of Remedy Credits per affected End User in any single Billing Period.

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9.4  SOLE AND EXCLUSIVE REMEDY
THE ABOVE STATED REMEDIES ARE THE SOLE AND EXCLUSIVE REMEDY TO CLIENT FOR ANY FAILURE BY EBASEONE TO PROVIDE SERVICES AS AGREED IN THE ASPA.

10.0      Cost
-------------------------------------------------------------------------------
Client agrees to pay ebaseOne the following amounts in accordance with the ASPA.

10.1      MONTHLY COSTS         $** FOR 5 USERS MAXIMUM, $** PER ADDITIONAL USER

10.2      ANNUAL COSTS          **

10.3      FIXED/PROJECT COSTS   N/A

10.4  COST INCREASES
On the anniversary of any Term (based on the Service Start Date), ebaseOne may increase the Monthly Costs. Such increase will be subject to the following terms:
(a) ebaseOne will provide Client with sixty (60) days advance notice of such increase; and,
(b)  the increase will not exceed **% of the rate currently paid by Client; and,
(c) the increased cost will not exceed then current ebaseOne List Prices (if applicable) for the Services.

11.0  EXECUTION
-------------------------------------------------------------------------------
By signatures below, the individuals represent and warrant that they are an officer authorized to bind the stated principle in the amount(s) indicated above.

EBASEONE CORPORATION ("EBASEONE")                   PAPERCHASER.COM, INC. ("CLIENT")

By: //s// John Czapko                               By: //s// Lee Solomon
--------------------------------------------       ---------------------------------
(Signature)                                         (Signature)

John Czapko                                         Lee Solomon
--------------------------------------------       ---------------------------------
Name (Type or Print)                                Name (Type or Print)

Vice President, Commercial Hosting Services         President/CEO
--------------------------------------------       ---------------------------------
Title                                               Title

1/14/00                                                              1/13/00
--------------------------------------------       ---------------------------------
Date                                               Date

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